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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 24, 2006
                                                          ---------------

                                MOVIE STAR, INC.
               (Exact Name of Registrant as Specified in Charter)

            New York                      1-5893                13-5651322
--------------------------------     ----------------     ----------------------
  (State or Other Jurisdiction         (Commission            (IRS Employer
        Of Incorporation)              File Number)         Identification No.)

       1115 Broadway, New York, New York                         10010
 --------------------------------------------                -------------
   (Address of Principal Executive Offices)                    (Zip Code

Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------

                                 Not Applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                 On August 24, 2006, Movie Star, Inc. issued a press release discussing its financial results for the fourth quarter and fiscal year ended
June 30, 2006. The press release is included as Exhibit 99.1 hereto.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)   Exhibits:

                 99.1  Press Release, dated August 24, 2006 announcing June 30,
                       2006 financial results.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 28, 2006                          MOVIE STAR, INC.

                                             By:  /s/ Thomas Rende
                                                  -----------------------------
                                                  Thomas Rende
                                                  Chief Financial Officer and
                                                  Principal Accounting Officer